SECTION 906 CERTIFICATION

            CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


Aggressive Growth Fund
Aggressive Growth Fund Institutional Shares
Capital Growth Fund
First Start Growth Fund
Growth Fund
Growth Fund Institutional Shares
Growth & Income Fund
Growth & Income Fund Adviser Shares
High-Yield Opportunities Fund
High-Yield Opportunities Fund Institutional Shares
High-Yield Opportunities Fund Adviser Shares
Income Fund
Income Fund Institutional Shares
Income Fund Adviser Shares
Income Stock Fund
Income Stock Fund Institutional Shares
Intermediate-Term Bond Fund
Intermediate-Term Bond Fund Institutional Shares
Intermediate-Term Bond Fund Adviser Share
Money Market Fund
Science & Technology Fund
Science & Technology Fund Adviser Shares
Short-Term Bond Fund
Short-Term Bond Fund Institutional Fund
Short-Term Bond Fund Adviser Shares
Small Cap Stock Fund
Small Cap Stock Fund Institutional Funds
Value Fund
Value Fund Institutional Shares
Value Fund Adviser Shares

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended July 31, 2011, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:  09/29/2011              /s/ Christopher W. Claus
      ________________         ___________________________________
                               Christopher W. Claus
                                   President

                           SECTION 906 CERTIFICATION
               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


Aggressive Growth Fund
Aggressive Growth Fund Institutional Shares
Capital Growth Fund
First Start Growth Fund
Growth Fund
Growth Fund Institutional Shares
Growth & Income Fund
Growth & Income Fund Adviser Shares
High-Yield Opportunities Fund
High-Yield Opportunities Fund Institutional Shares
High-Yield Opportunities Fund Adviser Shares
Income Fund
Income Fund Institutional Shares
Income Fund Adviser Shares
Income Stock Fund
Income Stock Fund Institutional Shares
Intermediate-Term Bond Fund
Intermediate-Term Bond Fund Institutional Shares
Intermediate-Term Bond Fund Adviser Share
Money Market Fund
Science & Technology Fund
Science & Technology Fund Adviser Shares
Short-Term Bond Fund
Short-Term Bond Fund Institutional Fund
Short-Term Bond Fund Adviser Shares
Small Cap Stock Fund
Small Cap Stock Fund Institutional Funds
Value Fund
Value Fund Institutional Shares
Value Fund Adviser Shares

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended July 31, 2011, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:  09/28/2011               /s/ Roberto Galindo, Jr.
      ________________         ___________________________________
                               Roberto Galindo, Jr.
                                   Treasurer